EARNINGS CALL PRESENTATION Q1 2025

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our ongoing negotiations to exit from certain joint ventures or the ultimate terms of any such exit, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward- looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

4 Personal Consumption Expenditures on Experiential Spending Recession Periods Covid-19 Pandemic THE EXPERIENCE ECONOMY *Source: U.S. Bureau of Economic Analysis, Table 2.4.5. Personal Consumption Expenditures by Type of Product, Included in the data set are Line 210: Membership clubs, sports centers, parks, theaters, and museums (82) and Line 226: Gambling Recession periods: Federal Reserve Bank of St. Louis COVID-19 $0 $100 $200 $300 $400 $500 1999 2004 2009 2014 2019 2024 (I n B ill io ns ) The Great Recession Dot-Com Recession Experiential Spending in the U.S.* • Consistent growth over the last 25 years • Demonstrated resilience during recessionary periods

PORTFOLIO

6 PORTFOLIO OVERVIEW Education Portfolio 55 Properties; 5 Operators Leased at 100%** *See Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 for definition and calculation of this non-GAAP measure **Excluding vacant properties EPR intends to sell Experiential Portfolio 276 Properties; 51 Operators ~$6.4B (94%) Total Investments* Leased or Operated at 99%** Total Portfolio Snapshot ~$6.8B Total Investments* 331 Properties Leased or Operated at 99%** Q1 Investment Spending $37.7M Total Portfolio Coverage TTM March 2025 YE 2019 Total Portfolio Coverage 2.0x 1.9x

7*BoxOfficeMojo PORTFOLIO UPDATE Box Office Updates* North American Box Office Gross (NABOG) rebounding • Q1 box office was $1.4B (down 11.6% vs. 2024) • Q2 has quickly offset with overperformance o A Minecraft Movie opened to $163M, both the largest opening in 2025 and the largest opening weekend ever for a videogame movie o Through this week, Minecraft has grossed $398M o Through this week, Sinners has grossed $180M • YTD through May 5 at $2.5B (up 17.1% vs. 2024) After strong early Q2 film performance, more to come • 8 titles projected to gross over $100M - 4 projected to gross over $175M • 78 Major Studio (MS) releases scheduled for 2025, forecast to gross $800M more than scheduled at this point in 2024 Confirming 2025 NABOG expectations – $9.3B to $9.7B

8*Based on AMC and Cinemark public filings PORTFOLIO UPDATE Beyond Box Office: Increased F&B Spending Driving Higher Profitability* % Increase 2019-2024 ~60% 26% Per Patron F&B spending Per Patron Ticket Cost Shift toward higher-margin F&B spending boosts gross profit per patron & has positive impact on the bottom line Given Mix of Spending, Not Necessary to Reach 2019 Box Office ($11.3B) for Comparable Coverage ~$9.5B $11.3Bwould be equivalent to 46% 82%Margin on ticket sales Margin on F&B sales

PORTFOLIO UPDATE

Other Experiential Property and Operator Updates

Ski – Q1 and TTM Q1 revenue & EBITDARM up vs. prior year

Eat & Play – Andretti openings in mid-2025 and early 2026; portfolio coverage strong and above pre-Covid even with revenue and EBITDARM down slightly vs. same period 2024

Attractions & Cultural – many properties closed seasonally

- Indoor Waterpark at Bavarian Inn opened in Q1
- Hotel de Glace at Valcartier celebrated 25th anniversary with usual strong performance
- Santa Monica Pier adversely impacted by wildfires

Fitness & Wellness

- $90M expansion project at The Springs Resort opened to good reviews
- Murrieta Hot Springs ramp up continues
- Across portfolio increases in revenue and EBITDARM TTM through March 2025 vs. same period 2024





EPR Properties

9

1 0 INVESTMENT SPENDING Q1 Investment Spending was $37.7M 2025 Investment Spending Guidance $200M - $300M Subsequent to quarter end, made two new investments • First traditional golf investment; acquired land for $1.2M and provided $5.9M mortgage financing to Evergreen Partners for a private club in GA • Second Pinstack Eat & Play in Northern VA for $1.6M with commitment to provide build-to-suit financing up to $19M Acquired Diggerland USA in West Berlin, NJ for $14.3M, the only construction-themed attraction & water park in the U.S.

1 1 Properties Sold • 10 leased early childhood education centers (ECEs) and one vacant ECE • One vacant theatre and two operating theatres • Net proceeds totaled $70.8M, recognized a net gain of $9.4M Payment in Full of Two Mortgages – received $8.1M in net proceeds for mortgages secured by two ECEs Cap Rates • Sold portfolio of 9 leased ECEs at 7.4% cap rate, demonstrating the high quality & value of our education portfolio • Existing operator purchased and/or paid off mortgage financing for three additional ECEs – blended rate of ~8.3% Update on Vacant Properties • In past 4 years, sold 27 theatres; 3 vacant remain and 2 are under contract • Signed PSAs to sell 2 leased theatre properties to current tenant; anticipate sale will occur in the first half of 2025 • No vacant education assets 2025 Disposition Proceeds Guidance $80M - $120M CAPITAL RECYCLING

FINANCIAL REVIEW

1 3*See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS (In millions except per-share data) Financial Performance Quarter ended March 31, 2025 2024 $ Change % Change Total Revenue $175.0 $167.2 $7.8 4.7% Net Income – Common 59.8 56.7 3.1 5.5% FFO as adj. – Common* 91.7 85.7 6.0 7.0% AFFO – Common* 92.9 85.7 7.2 8.4% Net Income/share – Common 0.78 0.75 0.03 4.0% FFO/share - Common, as adj.* 1.19 1.13 0.06 5.3% AFFO/share - Common* 1.21 1.12 0.09 8.0%

1 4 Key Ratios* Quarter ended March 31, 2025 Fixed charge coverage 3.2x Debt service coverage 3.8x Interest coverage 3.8x Net Debt to Adjusted EBITDAre 5.3x Net Debt to Annualized Adjusted EBITDAre 5.1x Net Debt to Gross Assets 39% AFFO payout 71% *See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS

1 5 CAPITAL MARKETS UPDATE Debt • $2.8B total debt; $2.7B fixed rate or fixed through interest rate swaps at overall weighted avg. = 4.4% • On April 1, 2025, fully repaid $300.0M of senior unsecured notes at maturity using borrowings under our revolving credit facility • No further debt maturities in 2025 Liquidity Position at 3/31/2025 • $20.6M unrestricted cash • $105.0M outstanding on $1B revolver

1 6 FFO AS ADJUSTED PER SHARE* Guidance $5.00 - $5.16 Prior Guidance $4.94 - $5.14 INVESTMENT SPENDING Guidance $200M - $300M DISPOSITION PROCEEDS Revised Guidance $80M - $120M Prior Guidance $25M - $75M *See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures 2025 GUIDANCE

1 7 OTHER INCOME Guidance $42.0M - $52.0M OTHER EXPENSE Guidance $42.0M - $52.0M PERCENTAGE RENT & PARTICIPATING INTEREST Guidance $21.5M - $25.5M Prior Guidance $18.0M - $22.0M GENERAL & ADMINISTRATIVE EXPENSE Guidance $53.0M - $56.0M Prior Guidance $52.0M - $55.0M *See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures 3.5% MONTHLY DIVIDEND INCREASE Monthly Dividend $0.295 2025 GUIDANCE, CONTINUED

CLOSING COMMENTS